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                                                                    EXHIBIT 10.3

                  ASSIGNMENT AGREEMENT FOR ACQUISITION PROPERTY

      This Assignment Agreement "Agreement" is entered into by and between:
                                 JAMES F. COTTER

     hereinafter referred to as "Exchanger", and the Sellers of, hereinafter referred to as "Sellers" of that certain
                         real property commonly known as

                      8055 WEST AVENUE, SAN ANTONIO, TEXAS

                                    RECITALS:

         A. Exchanger and Sellers have entered into a Contract in which the Sellers have agreed to transfer the Acquisition Property to Exchanger, referred to in the Contract as "Purchaser". The Contract contemplates that Sellers and Exchanger may structure the transfer of the Acquisition Property so that it will qualify as a Tax Deferred Exchange pursuant to Section 1031 of the Internal Revenue Code.

         B. Exchanger has entered into an Exchange Agreement with Intermediary pursuant to which the Acquisition Property will be deeded directly to the Exchanger.

                                    AGREEMENT

         1. The Exchanger hereby agree to assign all of Exchanger's rights, title and interest in the Contract to Intermediary. Intermediary agrees to accept the assignment of the Contract and to perform all of Exchanger's obligations thereunder. Seller hereby approves of the assignment; provided Exchanger will not be released from any obligations under the contract. Pursuant to Treas. Reg. 1031 as amended in 1991, the Exchanger agrees to accept title to the Acquisition Property directly from the Seller.

         2. The parties agree that should any dispute arise out of this transaction with regard to the condition of the Acquisition Property or title thereto, such dispute will be resolved with the full knowledge that the Exchanger has received the Acquisition Property directly from Sellers. Both Seller and Exchanger will remain responsible for any post closing obligations found in the Contract.

         3. Intermediary's obligation to close and complete the transfer of the Acquisition Property is conditioned upon Exchangers approval of Intermediaries closing instructions and all documents and instructions prepared by the Escrow Holder.

         4. Counterparts of this Agreement may be signed by each party with the same effect as if all parties had signed the same Agreement.


                  NATIONAL EXCHANGE SERVICES, INC.

Intermediary:                                              Date
                  ----------------------------------            ----------------
                      Jeff Arnold
                      President

Exchanger:                                                 Date
                  ----------------------------------            ----------------
                      James F. Cotter


                  Murray Income Properties I, LTD., a Texas limited partnership

Seller:                                                    Date
                  ----------------------------------            ----------------
                  By: Murray Realty Investors VIII, Inc., a Texas corporation, its General Partner
                  By:
                  Name:
                  Title: